As filed with the Securities and Exchange Commission on August 25, 1997

                                                                       File Nos.
                                                                        33-39088
                                                                        811-6243

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.   25                           (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   26                                          (X)

                            FRANKLIN STRATEGIC SERIES
               (Exact Name of Registrant as Specified in Charter)

         777 MARINERS ISLAND BOULEVARD, SAN MATEO, CA 94404 (Address of
                     Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650) 312-2000

    HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Name and
                    Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [x] on September 15, 1997 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

  [x] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DECLARATION PURSUANT TO RULE 24F-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
Section 24f-2 under the Investment Company Act of 1940. The issuer filed a 24f-2 Notice for the fiscal year ending April 30, 1997 on June 26, 1997.



                            FRANKLIN STRATEGIC SERIES
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                   (Franklin Biotechnology Discovery Fund)

N-1A                                  Location in
ITEM NO.     ITEM                     REGISTRATION STATEMENT

1.            Cover Page                 Cover Page

2.            Synopsis                   "Expense Summary"

3.            Condensed Financial        "How does the Fund Measure
              Information                Performance?"

4.            General Description        "How is the Trust Organized?"; "What
                                         is the Fund's Goal?"; "What Kinds of
                                         Securities does the Fund Purchase?";
                                         "What are the Practices and Strategies
                                         that the Fund may Follow?"; "What are
                                         the Risks of This Investment?"

5.            Management of the Fund     "Who Manages the Fund?"

5A.           Management's Discussion    Not Applicable
              of Fund Performance

6.            Capital Stock and Other    "How is the Trust Organized?";
              Securities                 "Services to Help You Manage Your
                                         Account"; "What Distributions Might I
                                         Receive from the Fund?"; "How Taxation
                                         Affects the Fund and its
                                         Shareholders"; "Transaction Procedures
                                         and Special Requirements"; "What If I
                                         Have Questions About my Account?"

7.            Purchase of Securities        "How Do I Buy Shares?"; "May I
              Being Offered                 Exchange Shares for Shares of
                                            Another Fund?"; "Transaction
                                            Procedures and Special
                                            Requirements"; "Services to Help
                                            You Manage Your Account"; "Who
                                            Manages the Fund?"; "What If I Have
                                            Questions About my Account?";
                                            "Useful Terms and Definitions"

8.            Redemption or Repurchase      "May I Exchange Shares for Shares
                                            of Another Fund?"; "How Do I Sell
                                            Shares?"; "Transaction Procedures
                                            and Special Requirements";
                                            "Services to Help You Manage Your
                                            Account"

9.            Pending Legal Proceedings     Not Applicable



                            FRANKLIN STRATEGIC SERIES
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                   (Franklin Biotechnology Discovery Fund)

N-1A                                  Location in
ITEM NO.     ITEM                     REGISTRATION STATEMENT

10.           Cover Page                    Cover Page

11.           Table of Contents             Table of Contents

12.           General Information and       Not Applicable
              History

13.           Investment Objectives and     "How does the Fund Invest Its
              Policies                      Assets?"; "Investment
                                            Restrictions"; "Investment
                                            Management and Other Services"

14.           Management of the Fund        "Officers and Trustees"; "What are
                                            the Fund's Potential Risks?"

15.           Control Persons and           "Officers and Trustees";
              Principal Holders of          "Investment Management and Other
              Securities                    Services?"; "Miscellaneous
                                            Information"

16.           Investment Advisory and       "Investment Management and Other
              Other Services                Services"; "The Fund's Underwriter"

17.           Brokerage Allocation          "How does the Fund Buy Securities
                                            for its Portfolio?"

18.           Capital Stock and Other       See Prospectus "How is the Trust
              Securities                    Organized?"

19.           Purchase, Redemption and      "How Do I Buy, Sell and Exchange
              Pricing of Securities         Shares?"; "How are Fund Shares
                                            Valued?"

20.           Tax Status                    "Additional Information on
                                            Distributions and Taxes"

21.           Underwriters                  "The Fund's Underwriter"

22.           Calculation of Performance    "How does the Fund Measure
              Data                          Performance?"

23.           Financial Statements          Not Applicable


PROSPECTUS AND APPLICATION


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
SEPTEMBER 15, 1997


INVESTMENT STRATEGY: GROWTH


The Franklin Biotechnology Discovery Fund (the "Fund") is a non-diversified mutual fund. The Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies.


This prospectus describes the Fund. It contains information you should know before investing in the Fund. Please keep it for future reference.


More information about the Fund is contained in a document dated September 15, 1997, as may be amended from time to time, and called the Statement of Additional Information ("SAI"). It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
September 15, 1997


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary..........................................
What is the Fund's Goal?...............................
What Kinds of Securities does the Fund Purchase?.........
What are the Practices and Strategies that the
      Fund may Follow?...................................
What are the Risks of this Investment?...................
Who Manages the Fund?....................................
How does the Fund Measure Performance?...................
How Taxation Affects the Fund and its Shareholders.......
How is the Trust Organized?..............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive from the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's estimated expenses for the current fiscal year. The Fund's actual expenses may vary.


A.    SHAREHOLDER TRANSACTION EXPENSES+
Maximum Sales Charge Imposed on Purchases
(as a percentage of Offering Price)                             4.50%++
Deferred Sales Charge                                           None+++

B. ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                  0.57%*
Rule 12b-1 Fees                                                  0.35%**
Other Expenses                                                   0.58%
                                                                 ============
Total Fund Operating Expenses                                    1.50%*
                                                                 ============


C. EXAMPLE

      As a shareholder you would pay the following expenses for each $1,000 that you invest in the Fund. Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown.


                    1 YEAR     3 YEAR
                    $60***     $90


      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


*Advisers has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses so the Fund's total operating expenses do not exceed 1.50% for the current fiscal year. Without this reduction, contractual and expected management fees would be 0.63% and total Fund operating expenses would be 1.56%. After April 30, 1998, Advisers may end this arrangement at any time.


**The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

WHAT IS THE FUND'S GOAL?

The Fund's investment goal is to seek capital appreciation by investing primarily in securities of biotechnology companies and discovery research firms located in the U.S. and other countries. This goal is a fundamental policy of the Fund, which means that it may not be changed without approval of the Fund's shareholders. Of course, there is no assurance that the Fund will achieve its goal.

The Fund concentrates its investments in Equity Securities of biotechnology companies, which means that it invests more than 25% of its total assets in the securities of issuers in the biotechnology industry. Because the Fund concentrates its investments, you should not consider the Fund a complete investment program.

GENERAL POLICIES AND STRATEGIES. The Fund will invest at least 65% of its assets in equity securities of biotechnology companies. For the Fund, a "biotechnology company" has at least 50% of its earnings derived from biotechnology activities, or at least 50% of its assets devoted to such activities. The percentage is based upon the results of the company's most recently reported fiscal year. Biotechnology activities are research, development, manufacture and distribution of various biotechnological or biomedical products, services, and processes. For example, this may include companies involved with genomics, genetic engineering and gene therapy. It also includes companies involved in the application and development of biotechnology in areas such as healthcare, pharmaceuticals, and agriculture.

LIMITED OFFERING. When the Fund's assets total $150 million, no new accounts, other than retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions. The Fund reserves the right to modify this policy at any time.


WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

The Fund invests primarily in Equity Securities. Equity Securities are securities which entitle the holder to participate in a company's general operating success or failure, through the receipt of dividends and through changes in the value of the securities. Public trading for such shares is typically a stock exchange but trading can also take place between broker-dealers. Equity Securities generally take the form of common stock or preferred stock, but also include Warrants, Rights and Convertible Preferred Stock. Preferred stockholders typically receive greater dividends than common stockholders and may have greater voting rights as well. Convertible Preferred Stock has the additional feature of converting into common stock of a company after certain periods of time or under certain circumstances. A Warrant gives the holder the option to buy newly created securities at a fixed price on a set date or during a set period. A Right is similar to a Warrant, except that it must be exercised within a relatively short period of time.

The Fund may also invest up to 35% of its assets in Debt Securities of any type of foreign or domestic issuer. Debt Securities are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. The company is then obligated to pay interest to the lender, usually on a fixed payment schedule, and to return the lender's money over a certain period. See "What are the Risks of this Investment? - Debt Securities."


The Fund invests in Debt Securities primarily for capital appreciation which may occur due to fluctuations in interest rates and corresponding changes in the value of Debt Securities. In addition, Advisers may invest in Debt Securities to enhance the Fund's return through interest income.

The Fund may invest in a variety of Debt Securities, including bonds, debentures, notes and Convertible Debt Securities issued by U.S. or foreign corporations and the U.S. government. Bonds, debentures and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than debentures, and debentures typically have a longer repayment schedule than notes. Typically, Debt Securities with a shorter repayment schedule pay interest at a lower rate than Debt Securities with a longer repayment schedule. Convertible Debt Securities have the additional feature of converting into common stock of a company after certain periods of time or under certain circumstances.

The Fund's investments in Debt Securities will generally either be rated investment grade, or be unrated but of comparable quality as determined by Advisers. Investment grade refers to a Debt Security that either has been rated in one of the top four categories by an independent rating service, such as Moody's or S&P, or, if unrated, where Advisers has determined its quality and categorized it with similar quality securities that have been rated. The fourth grade (BBB) is considered medium grade and securities in this category may have some speculative characteristics. Securities are given ratings by independent organizations which grade the issuer based on its financial soundness. Generally, the lower the rating category, the more risky the investment. The Fund intends to invest less than 5% in Debt Securities considered to be below investment grade. The SAI contains a discussion of the ratings.


The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") national market system or in the U.S. or foreign over-the-counter ("OTC") markets.


NON-U.S. SECURITIES. The Fund may invest without restriction in securities (either debt or equity) of non-U.S. issuers which are traded in the U.S. or in foreign markets. The Fund's investments in non-U.S. securities may include the purchase of both Equity Securities which entitle the Fund to vote on matters affecting the issuer, and Equity Securities which do not. In addition, the Fund may purchase Debt Securities issued by foreign companies, as well as foreign governments. The Fund may also purchase the securities of issuers in developing nations, but it has no present intention of doing so. The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be issued, quoted and traded in the currency of the other country, or in multinational currency units such as the European Currency Unit.

Under normal conditions, Advisers anticipates that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the Fund may have 50% or more of its total assets invested in non-U.S. securities.

DEPOSITARY RECEIPTS. The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The Fund considers investments in Depositary Receipts to be investments in the Equity Securities of the issuers into which the Depositary Receipts may be converted.


Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. Depositary Receipts may be issued under sponsored or unsponsored programs.

TEMPORARY INVESTMENTS. Advisers typically keeps a portion of the assets of the Fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the Fund to raise cash quickly in order to meet redemption requests. The Fund also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments. Temporary investments made by the Fund may include shares of one or more money market funds managed by Advisers or its affiliates.


The Fund may invest an unlimited amount of its assets in these temporary investments for temporary defensive purposes in the event of, or when Advisers anticipates, a general decline in the market prices of stocks in which the Fund invests.

As a temporary investment, the Fund may invest in repurchase agreements, including tri-party repurchase agreements and reverse repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. government security from a bank or broker-dealer and the Fund agrees to sell the security back to the bank or broker-dealer at an agreed upon price and date. The value of the securities transferred to the Fund's custodian is determined daily so that there is on deposit at all times with the Fund's custodian bank at least 100% of the value of the repurchase agreement.


WHAT ARE THE PRACTICES AND STRATEGIES THAT THE FUND MAY FOLLOW?

HEDGING AND INCOME TRANSACTIONS. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The Fund may use various hedging strategies which are discussed below. These strategies are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Fund may engage in the following types of transactions: purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Each of these Hedging Transactions is described more fully in the SAI.

The various techniques described above as Hedging Transactions may also be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund may also use a hedging technique to bet on the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of the Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

ILLIQUID INVESTMENTS. The Fund will maintain at least 85% of its net assets in liquid securities. A liquid security is a security that can be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued the security and carries such value on its financial statements. Most restricted securities (those subject to legal restrictions on their sale), and repurchase agreements which terminate more than seven days from their initial purchase date are not considered to be liquid.

The Fund will not invest in securities of foreign issuers which are issued without stock certificates or other evidences of ownership. The Fund does not consider securities which are acquired outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or market to be illiquid as long as: the Fund intends to resell the security in the market; the Fund believes it can readily dispose of the security for cash at approximately the amount at which the Fund has valued the security; and current market prices are readily available.


SHORT SALES. The Fund may engage in two types of short sale transactions, "naked short sales" and "short sales against the box." In a naked short sale transaction, the Fund sells a security which it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the Fund must: (1) borrow the security to deliver the security to the purchaser; and (2) buy the same security in the market in order to return it to the borrower. In buying the security to replace the borrowed security, the Fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. No securities will be sold short is, after the sale, the total market value of all the Fund's open naked short positions would exceed 50% of its assets.


The Fund may also sell securities "short against the box" without limit. In a short sale against the box, the Fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio. See "Short-Selling" in the SAI for more discussion of these practices.


PORTFOLIO TURNOVER. The Fund anticipates its annual portfolio turnover rate generally will be approximately 100%. This expected rate is not a limiting factor in the operation of the Fund's portfolio.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend securities it has purchased to banks or broker-dealers in order to realize additional income which the Fund receives as a loan premium. The total amount of the loans will not exceed 20% of the value of the Fund's total assets. For each loan the Fund will receive in return securities with a value at least equal to 100% of the current market value of the loaned securities.

FUNDAMENTAL RESTRICTIONS. The Fund has adopted a number of restrictions on its investments which are "fundamental." This means that they may not be changed without the approval of the Fund's shareholders. These restrictions are set forth in the SAI.

Among other things, the Fund may not make loans except that it may lend portfolio securities to certain borrowers consistent with current regulatory requirements. The Fund's purchase of debt securities is not considered to be a loan. The Fund also is not permitted to issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended, which is currently 33 1/3% of total assets (this limitation does not include borrowing for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when its borrowing exceeds 5% of its assets.

PERCENTAGE RESTRICTIONS. If in purchasing a security, the Fund has complied with a percentage restriction, a later increase or decrease in the percentage resulting from changes in the market value of the security or illiquidity of its portfolio securities or the amount of the Fund's net assets will not be considered a violation of any of the foregoing policies.

WHAT ARE THE RISKS OF THIS INVESTMENT?

GENERAL. As with all mutual funds, there is no assurance that the Fund's goal will be achieved. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

COMMON STOCKS. To the extent that the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on Equity Securities, such as the Dow Jones Industrial or the Standard & Poor's 500 average, may also be reflected in the Fund's share price.

DEBT SECURITIES GENERALLY. To the extent that the Fund's investments consist of fixed-income securities, changes in interest rates will affect the value of the Fund's portfolio and its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of your shares.

Historically, there have been both increases and decreases in interest rates and in securities prices generally and such increases and decreases may reoccur unpredictably in the future.

INDUSTRY RISK. As stated above, the Fund concentrates its investments in the biotechnology industry. Therefore, the Fund's investments and performance are subject to the risk that this particular group of related securities will decline in price. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's ("FDA") approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments which affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures, whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

SMALLER COMPANIES. Biotechnology companies are often relatively new or unseasoned companies that are in their early stages of development, or are small companies. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in small companies tend to be volatile and are therefore speculative.

Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.


NON-DIVERSIFICATION. The Fund is a non-diversified Fund under the federal securities laws which regulate mutual funds. This means that there is no restriction on the amount of assets that the Fund may invest in the securities of any one issuer. However, under requirements of the Code, the Fund may not purchase securities if more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of the Fund's assets would be invested in the securities of a single issuer. Because the Fund is non-diversified and concentrates its investments in one industry (as described above), the value of your shares may fluctuate more widely, and the Fund may present greater risk than other investments.


NON-U.S. SECURITIES. Because the Fund invests in foreign securities, you should consider certain factors that would not be involved if the Fund invested solely in U.S. securities. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since the Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio. Advisers generally attempts to reduce such risk, known as "currency risk" through Hedging Transactions.


In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country such as significant civil rights violations or because of the U.S.'s actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the U.S. could be severed. This could result in the abandonment of any U.S. investors', such as the Fund's, money in the particular country, with no ability to have the money returned to the U.S.


There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund's foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

DEPOSITARY RECEIPTS. Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. To the extent that the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

HEDGING TRANSACTIONS. Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause the Fund to hold a security it might otherwise sell.

The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies, the inability of foreign securities transactions to be completed with the security being delivered to the Fund, or the inability to deliver or receive a specified currency.

SHORT SALES. Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

144A SECURITIES. Subject to its liquidity limitation, the Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 ("144A securities"). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale. In addition, the Fund's purchase of 144A securities may increase the level of the security's illiquidity as some institutional buyers may become disinterested in purchasing such securities after the Fund has purchased them.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $207 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.


MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Kurt von Emster, Rupert H. Johnson, Jr. and Evan McCulloch since inception.


Kurt von Emster, CFA
Portfolio Manager of Advisers

Mr. von Emster is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. He has been with the Franklin Templeton Group since 1989.

Rupert H. Johnson, Jr.

President of Advisers; Senior Vice President of Advisory Services and Franklin Investment Advisory Services, Inc.

Mr. Johnson is a graduate of Washington and Lee University. He has been with the Franklin Templeton Group since 1965 and prior thereto was an officer in the U.S. Marine Corps. Mr. Johnson is a member of several securities industry-related associations.

Evan McCulloch
Portfolio Manager of Advisers

Mr. McCulloch holds a Bachelor of Science degree in Economics from the University of California at Berkeley. He has been with the Franklin Templeton Group since 1992. He is a member of the Association for Investment Management and Research.

MANAGEMENT FEES. The Fund pays its own operating expenses. These expenses include Advisers' management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisers; fees of any personnel not affiliated with Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisers.


Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.625% of the value of the average daily net assets up to an including $100 million; and 0.50% of the value of the average daily net assets over $100 million up to and including $250 million; and 0.45% of the value of the average daily net assets over $250 million up to an including $10 billion; and 0.44% of the value of the average daily net assets over $10 billion up to and including $12.5 billion; and 0.42% of the value of the daily net assets over $12.5 billion up to and including $15 billion; and 0.40% of the value of average daily net assets over $15 billion. The fee is computed at the close of business on the last business day of each month.

During the Fund's start-up period, Advisers has agreed in advance to waive or limit its management fees and make certain payments to reduce expenses so the Fund's total operating expenses do not exceed 1.50% for the current fiscal year. After April 30, 1998, Advisers may end this agreement at any time.


PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLAN


The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the plan may not exceed 0.35% per year of the Fund's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.10% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge. Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.


Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject the Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.


For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform you of the source of its dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for U.S. federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions. You should also consult your advisor with respect to the applicability of any state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.

HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. CURRENTLY, THE FUND DOES NOT ALLOW INVESTMENTS BY MARKET TIMERS.


                            MINIMUM
                          INVESTMENTS*
------------------------------------
To Open Your Account......   $100
To Add to Your Account....   $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.


LIMITED OFFERING. When the Fund's assets total $150 million, no new accounts, other than retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions. The Fund reserves the right to modify this policy at any time.


SALES CHARGE REDUCTIONS AND WAIVERS

   IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                       TOTAL SALES CHARGE     AMOUNT PAID TO
                                       AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE                   OFFERING      NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                     PRICE         INVESTED  OFFERING PRICE
Under $100,000                         4.50%          4.71%         4.00%
$100,000 but less than $250,000        3.75%          3.90%         3.25%
$250,000 but less than $500,000        2.75%          2.83%         2.50%
$500,000 but less than $1,000,000      2.25%          2.30%         2.00%
$1,000,000 or more*                    None           None          None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

    You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

    Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

    Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

    Was formed at least six months ago,

    Has a purpose other than buying Fund shares at a discount,

    Has more than 10 members,

    Can arrange for meetings between our representatives and group members,

    Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

    Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

    Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) the distributions may be from either Class I or Class II shares of a fund.

The Fund's sales charges do not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

          Originally paid a sales charge on the shares,

          Reinvest the money within 365 days of the redemption date, and

          Reinvest the money in the SAME CLASS of shares.


      An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

The Fund's sales charges also do not apply to purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6.   Group annuity separate accounts offered to retirement plans

7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

9. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Registered Securities Dealers and their affiliates, for their investment accounts only

11. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14.  Accounts managed by the Franklin Templeton Group

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.   Purchases of $1 million or more - up to 1% of the amount invested.

2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

4.   Purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

--------------------------------------------------------------------------------
                           STEPS TO FOLLOW
METHOD
--------------------------------------------------------------------------------
BY MAIL                    1. Send us written instructions signed by all
                           account owners
                           2. Include any outstanding share certificates for
                           the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                   Call Shareholder Services or TeleFACTS(R)

                            If you do not want the ability to exchange by phone
                           to apply to your account, please let us know.
--------------------------------------------------------------------------------

THROUGH YOUR DEALER        Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges.
If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

    You may only exchange shares within the SAME CLASS, except as noted below.

    The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

    Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

    The fund you are exchanging into must be eligible for sale in your state.

    We may modify or discontinue our exchange policy if we give you 60 days' written notice.


    Currently, the Fund does not allow investments by Market Timers.


    Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

--------------------------------------------------------------------------------
METHOD                     STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                    1. Send us written instructions signed by all
                           account owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                           The name, address and telephone number of the bank where you want the proceeds sent Your bank account number The Federal Reserve ABA routing number If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                           2. Include any outstanding share certificates for the shares you are selling

                           3. Provide a signature guarantee if required

                           4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                           Telephone requests will be accepted:


                           If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
                           If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund
                           Unless you are selling shares in a Trust Company retirement plan account
                           Unless the address on your account was changed by phone within the last 15 days

                           If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

    Exchanges

    Account fees

    Sales of shares purchased pursuant to a sales charge waiver

    Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? - Other Payments to Securities Dealers"

    Redemptions by the Fund when an account falls below the minimum required account size

    Redemptions following the death of the shareholder or beneficial owner

    Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

    Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

    Tax-free returns of excess contributions from employee benefit plans

    Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

    Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund declares dividends from its net investment income annually in December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.


Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.


To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

    Your name,

    The Fund's name,

    A description of the request,

    For exchanges, the name of the fund you are exchanging into,

    Your account number,

    The dollar amount or number of shares, and

    A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT       DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION           Corporate Resolution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARTNERSHIP           1. The pages from the partnership agreement that identify
                      the general partners, or
                      2. A certification for a partnership agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST                 1. The pages from the trust document that identify the
                      trustees, or
                      2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.



TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

    obtain information about your account;

    obtain price and performance information about any Franklin Templeton
   Fund;

    exchange shares between identically registered Franklin accounts; and

    request duplicate statements and deposit slips for Franklin accounts.


You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 402.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

    Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

    Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                    HOURS OF OPERATION
                                                    (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                                    (Saturday)
Retirement Plan Services       1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637       5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

CONVERTIBLE PREFERRED STOCK - Securities which have the feature of converting into common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a preferred stockholder and receiving higher dividends, with the expectation of becoming a common stockholder in the future. A convertible security's value typically reflects changes in the company's underlying common stock value.

CONVERTIBLE DEBT SECURITIES - Securities which have the feature of converting into common stock of a company after certain periods of time or under certain circumstance. Holders of convertible debt securities gain the benefits of being a debt holder and receiving regular interest payments, with the expectation of becoming a common stockholder in the future. A convertible security's value typically reflects changes in the company's underlying common stock value.

DEBT SECURITIES - Securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A Debt Security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding Debt Securities before it declares and pays any dividends to holders of its Equity Securities. While Debt Securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, Debt Securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

EQUITY SECURITIES - Securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an Equity Security typically receives an ownership interest in the company as well as certain voting rights. The owner of an Equity Security participates in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity Security owners also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 4.50%.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SECURITIES MARKETS - U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The National Association of Securities Dealers Automated Quotation System ("NASDAQ") national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. Finally, the over-the-counter ("OTC") market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WARRANTS AND RIGHTS - A security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. A Right also gives the holder the Right to subscribe for newly created securities. However, a Right differs from a Warrant in that it must be exercised within a relatively short period of time.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.




FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


STATEMENT OF ADDITIONAL INFORMATION


SEPTEMBER 15, 1997


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?.........................
What are the Fund's Potential Risks?.........................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management and Other Services.....................
How does the Fund Buy Securities for its Portfolio?..........
How Do I Buy, Sell and Exchange Shares?......................
How are Fund Shares Valued?..................................
Additional Information on Distributions and Taxes............
The Fund's Underwriter.......................................
How does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
  Description of Ratings.....................................

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      WHEN READING THIS SAI, YOU WILL SEE CERTAIN TERMS BEGINNING WITH
      CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED UNDER "USEFUL
      TERMS AND DEFINITIONS."
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The Franklin Biotechnology Discovery Fund (the "Fund") is a non-diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of biotechnology companies and discovery research firms.

The Prospectus, dated September 15, 1997 as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.


This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
------------------------------------------------------------------------------
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    ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
------------------------------------------------------------------------------
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    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
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    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

CONVERTIBLE SECURITIES. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

When issued by an operating company, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective corporation. If the security is issued by a brokerage firm, the security is an obligation of that firm. The issuer of a convertible security may be important in determining the security's value, because the Fund will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

DEPOSITARY RECEIPTS. The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of Depositary Receipts. Depositary Receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies. The Fund considers investments in Depositary Receipts to be investments in the equity securities of the issuers into which the Depositary Receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the Depositary Receipts.

SHORT-TERM INVESTMENTS. As stated in the Prospectus, the Fund may invest cash temporarily in short-term debt instrument. The Fund may also invest its short term cash in shares of the Franklin Money Fund, the assets of which are managed by the Fund's investment adviser under a master/feeder structure. Such temporary investments may be made either for liquidity purposes, to meet redemption requirements or as a temporary defensive measure.


REPURCHASE AGREEMENTS. As a temporary investment, the Fund may invest in repurchase agreements, including tri-party repurchase agreements and reverse repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. government security from a bank or broker-dealer. The agreement provides that the Fund must sell the security back at an agreed upon price and date. The bank or broker-dealer must transfer to the Fund's account securities with an initial value, including any earned but unpaid interest, equal to at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The value of the underlying U.S. government security is determined daily so that there is on deposit with the Fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the security is maintained at the bank or broker-dealer's custodian bank, as opposed to being transferred to and maintained at the Fund's custodian.


The Fund may also enter into reverse repurchase agreements. In a reverse repurchase agreement transaction, the Fund sells a security and agrees to repurchase the security at an agreed-upon price, on a specific date and with an agreed upon interest payment. The Fund will maintain in an account at its custodian bank cash or high grade liquid debt securities of an amount equal to the Fund's obligation under the agreement, including earned but unpaid interest. The value of the securities subject to the reverse repurchase agreement will be determined each day. Although reverse repurchase agreements are borrowings, under the federal laws which regulate mutual funds, the Fund does not treat reverse repurchase agreements as borrowings under its fundamental investment restriction against borrowing since it has established the account at the custodian bank.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities. Subject to this limitation, the Board has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent Advisers determines that there is a liquid institutional or other market for such securities. For example, restricted securities may be considered liquid where they may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and where a liquid institutional market has developed. The Board will review any determination by Advisers to treat a restricted security as a liquid security on an ongoing basis, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

HEDGING AND INCOME TRANSACTIONS. As discussed in the Prospectus, the Fund may use various hedging strategies.

Some examples of situations in which Hedging Transactions may be used are:
(i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund's gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Fund's investment adviser. Use of any Hedging Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's Custodian. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

As discussed in the Prospectus, the Fund may also use Hedging Transactions for non-hedging purposes. However, no more than 5% of the Fund's assets will be exposed to risks of Hedging Transactions when entered into for non-hedging purposes. Each type of Hedging Transaction is described below.

TRANSACTIONS IN OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rate.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than a the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS. The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options. A call options gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

WRITING PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where Advisers wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security ("a protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when Advisers deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER OPTIONS ("OTC OPTIONS"). The Fund intends to write covered put and call options and purchase put and call options which trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS ON STOCK INDICES. The Fund may also purchase call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale of futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or, as in the case of the Fund, the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractually obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells financial futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase and, to the extent consistent therewith, to accommodate cash flows. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES.

The Fund may purchase and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increase in the cost of common stocks that it intends to purchase.

OPTIONS ON STOCK INDEX FUTURES. The Fund may purchase and sell call and put options on stock index futures to hedge against risks of market side price movements. The need to hedge against such risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance to the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON SUCH CONTRACTS. The Fund may purchase and sell futures contracts based on the index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index which may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also purchase and write put and call options on such index futures and enter into closing transactions with respect to such options. See "Risk Factors and Considerations Regarding Options, Futures and Options on Futures," for a discussion of the risks regarding the Fund's transactions in financial futures.


SHORT-SELLING. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange, To complete the transaction, the fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.


In addition to the short sales discussed above. The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale), The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they were sold short.


CONVERSION TO A MASTER/FEEDER STRUCTURE

The Fund currently invests directly in securities. Certain Franklin Templeton Funds, however, are "feeder funds" in a master/feeder fund structure. This means they invest their assets in a "master fund" that, in turn, invests its assets directly in securities. The Fund's investment objective and other fundamental policies allow it to invest either directly in securities or indirectly in securities through a master fund. In the future, the Board may decide to convert the Fund to a master/feeder structure. If this occurs, your purchase of Fund shares will be considered your consent to a conversion and we will not seek further shareholder approval. We will, however, notify you in advance of the conversion. If the Fund converts to a master/feeder structure, its fees and total operating expenses are not expected to increase.

WHAT ARE THE FUND'S POTENTIAL RISKS?


ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities the disposition of which may be subject to legal or contractual restrictions or the markets for which may be illiquid. The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets, Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.


REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. As with any extension of credit, a default by the borrower or seller might cause the Fund to experience a loss or delay in the liquidation of the collateral. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

INTERNAL POLITICAL INSTABILITY. Certain countries in which the Fund may invest may have factions that advocate revolutionary change related to political philosophies, religious ideology or ethnic based territorial independence. Any disturbance on the part of such groups could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the investment manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists.

CURRENCY FLUCTUATIONS. Because the Fund under normal circumstances will invest a portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's Net Asset Value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for the particular currencies, central bank effort to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.


Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion, Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The investment manager will consider such difficulties when determining the allocation of the Fund's assets, although the investment manager does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

DEVELOPING MARKETS. With respect to investments in developing markets, the small size, inexperience, and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in those countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates.

The risks with respect to investments in companies domiciled in developing countries also include: (i) less social, political, and economic stability;
(ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which results in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, some developing market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

NON-U.S. WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's not investment income.

OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's securities. Inasmuch as such securities will not duplicate the components of any index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. Futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. In an option transaction, the Fund's exposure is limited to the cost of the initial premium paid by the Fund to the broker to engage in the transaction. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce the Fund's total return to investors.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchase of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limit are imposed on the maximum number contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the future market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if Advisers' investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on futures contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of, or rates of return on, the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where there is a projected rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with its custodian bank.

The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian bank, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


Options on foreign currencies and forward contracts are not traded on contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter, In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.


In addition, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by
(i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) less trading volume.


In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.


HIGH YIELD SECURITIES. The Fund may invest up to 5% of its assets in high yield, lower quality fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds. The market value of these securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, [IM] may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangeme37with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value.

The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.


2. Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and except to facilitate portfolio transactions in which the Fund is permitted to engage to the extent such transactions may be deemed to constitute borrowing under this restriction. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


3. Underwrite securities of other issuers or invest more than 15% of its assets in illiquid securities.

4. Invest in securities for the purpose of exercising management or control of the issuer.

5. Invest in the securities of other investment companies, except in accordance with the Federal Securities laws. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.


6. Concentrate its investments in any industry except that the Fund will invest at least 25% of its total assets in equity securities of biotechnology companies.


In addition to these financial policies, it is the present policy of the Fund (which may be changed without the approval of the shareholders) not to pledge, mortgage or hypothecate the Fund's assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, invest its short-term cash in shares of the Franklin Money Fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments), or combine orders to purchase or sell with orders from other persons to obtain lower brokerage commissions.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                            POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS       WITH THE TRUST             DURING THE PAST FIVE
                                                       YEARS

Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee


President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.


Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.


*Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and 57 of the investment companies in the Franklin Templeton Group of Funds.


S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.


David W. Garbellano (82)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee


Private investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.


*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.


*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.


Frank W. T. LaHaye (68)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee


General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.


Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee


Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.


Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer


Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President and Director , Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer, and or director or trustee, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary


Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 57 of the investment companies in the Franklin Templeton Group of Funds.


Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 36 of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer


Employee of Franklin Advisers, Inc.; and officer of 34 of the investment companies in the Franklin Templeton Group of Funds.


Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President


Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $2,400 per year (or $300 for each of the Trust's eight regularly scheduled Board meetings) plus $300 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                          TOTAL FEES        NUMBER OF BOARDS IN
                            TOTAL FEES    RECEIVED FROM     THE FRANKLIN
                            RECEIVED      THE FRANKLIN      TEMPLETON GROUP OF
                            FROM THE      TEMPLETON GROUP   FUNDS ON WHICH EACH
                            TRUST*        OF FUNDS**        SERVES***
NAME
Frank H. Abbott, III        $5,100        $165,236          28
Harris J. Ashton            $5,100        $343,591          52
S. Joseph Fortunato         $5,100        $360,411          54
David W. Garbellano         $4,800        $148,916          27
Frank W. T. LaHaye          $4,800        $139,233          26
Gordon S. Macklin           $5,100        $335,541          49


*For the fiscal year ended April 30, 1997.
**For the calendar year ended December 31, 1996.


***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."


MANAGEMENT AGREEMENT. The management agreement is in effect until July 15, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.


ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.


SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.


AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105 are the Fund's independent auditors.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Advisers selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                SALES CHARGE
-------------------------------                ------------
Under $30,000                                  3.0%
$30,000 but less than $50,000                  2.5%
$50,000 but less than $100,000                 2.0%
$100,000 but less than $200,000                1.5%
$200,000 but less than $400,000                1.0%
$400,000 or more                               0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.


REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?


We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made once each year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.


TAXES

As stated in the Prospectus, the Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders that may be designated as eligible for this deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Fund annually in the Fund's fiscal year end annual report.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion that is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if you have held the shares for more than one year.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption and exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares repurchased.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during the six month period.

The Fund's investment in options, futures and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains (or vice versa) or short-term capital losses into long-term capital losses (or vice versa) within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to shareholders by the Fund.

When the Fund holds an option, future, or forward contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.



Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are generally subject to Section 988 of the Code which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn, its distributions to shareholders.


In order for the Fund to qualify as a regulated investment company under subchapter M of the Code, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in stock or securities or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.


Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not derived with respect to the Fund's business of investing in stock or securities and related options or futures. Under current law, non directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.


The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test. The Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirements.


If the Fund owns shares in a foreign corporation that constitutes a passive foreign investment company (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by the Fund as a result of its ownership of shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by the Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. These excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLAN


The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per year of its average daily net assets for reimbursement of distribution expenses.


In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the plan, plus any other payments deemed to be made pursuant to the plan, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plan should be continued.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


These figures will be calculated according to the SEC formula:

      n
P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years


ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow JonesAE Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor'sAE 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


m) Standard & Poor'sAE 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.


The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of FundsAE and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of FundsAE and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 4.50%.


PROSPECTUS - The prospectus for the Fund dated September 15, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS



MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.



                            FRANKLIN STRATEGIC SERIES
                               File Nos. 33-39088
                                    811-6243

                                    FORM N-1A

                                     PART C

                                Other Information

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

      a)    Not Applicable

      b)    Exhibits:

The following exhibits are incorporated by reference, except exhibits 5(xi) and 5(xii) which are attached herewith:

(1)  copies of the charter as now in effect;

      (i) Agreement and Declaration of Trust of Franklin California 250 Growth Index Fund dated January 22, 1991
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii) Certificate of Trust of Franklin California 250 Growth Index Fund dated January 22, 1991
            Filing: Post-Effective Amendment No. 14 to Registration
            Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iii) Certificate of Amendment to the Certificate of Trust of Franklin California 250 Growth Index Fund dated November 19, 1991
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iv) Certificate of Amendment to the Certificate of Trust of Franklin Strategic Series dated May 14, 1992
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Strategic Series dated April 18, 1995
            Filing: Post-Effective Amendment No. 21 to Registration
            Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

(2) copies of the existing By-Laws or instruments corresponding thereto;

      (i) Amended and Restated By-Laws of Franklin California 250 Growth Index Fund as of April 25, 1991
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii)  Amendment to By-Laws dated October 27, 1994
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            iling Date: June 1, 1995

(3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

      Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

      Not Applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i) Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
            Filing: Post-Effective Amendment No. 14 to Registration
            Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii) Administration Agreement between the Registrant, on behalf of Franklin MidCap Growth Fund, and Franklin Advisers, Inc., dated April 12, 1993
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (iii) Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
            Filing: Post-Effective Amendment No. 14 to Registration
            Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iv) Subadvisory Agreement between Franklin Advisers, Inc., on behalf of the Franklin Strategic Income Fund, and Templeton Investment Counsel, Inc., dated May 24, 1994
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (v)   Amended and Restated Management Agreement between the
            Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (vi) Management Agreement between the Registrant, on behalf of Franklin Blue Chip Fund, and Franklin Advisers, Inc., dated February 13, 1996
            Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: March 14, 1996

      (vii) Management Agreement between the Registrant, on behalf of Franklin Institutional MidCap Growth Fund (now known as Franklin MidCap Growth Fund), and Franklin Advisers, Inc., dated January 1, 1996
            Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: March 27, 1996

     (viii) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (ix) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (x) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (xi) Management Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Advisers, Inc., dated July 15, 1997

      (xii) Administration Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Templeton Services, Inc., dated July 15, 1997

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

      (i) Amended and Restated Distribution Agreement between the Registrant, on behalf of all Series except Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated April 23, 1995
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii) Amended and Restated Distribution Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated March 29, 1995
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iii) Forms of Dealer Agreements between Franklin/Templeton
            Distributors, Inc., and Securities Dealers is Incorporated herein by reference to:
            Registrant: Franklin Tax-Free Trust
            Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date: March 14, 1996

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of Trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

      Not Applicable

(8) copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940 (the "1940 Act"), with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

      (i) Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
            Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: March 14, 1996

      (ii) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
            Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: March 14, 1996

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

      Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

      Not Applicable

(11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

      Not Applicable

(12)  all financial statements omitted from Item 23;

      Not Applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

      (i)   Letter of Understanding dated August 20, 1991
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii)  Letter of Understanding dated April 12, 1995
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iii) Letter of Understanding dated June 5, 1995
            Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: December 5, 1995

      (iv) Form of Letter of Understanding for Franklin California Growth Fund dated August 30, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (v) Form of Letter of Understanding for Franklin Global Health Care Fund dated August 30, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

      (i)   Copy of Model Retirement Plan
            Registrant: Franklin High Income Trust
            Filing: Post-effective amendment No. 26 to Registration Statement on Form N-1A
            File No. 2-30203
            Filing Date: August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-l under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

      (i)   Amended and Restated Distribution Plan between the
            Registrant, on behalf of Franklin California Growth Fund, Franklin Small Cap Growth Fund, Franklin Global Health Care Fund and Franklin Global Utilities Fund, and Franklin/Templeton Distributors, Inc., dated July 1, 1993
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (ii) Distribution Plan between the Registrant, on behalf of Franklin Global Utilities Fund - Class II, and Franklin/Templeton Distributors, Inc., dated March 30, 1995
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated May 24, 1994
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Natural Resources Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1995
            Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 1, 1995

      (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin MidCap Growth Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Blue Chip Fund, and Franklin/Templeton Distributors, Inc., dated May 28, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund - Class II, and Franklin/Templeton Distributors, Inc., dated September 29, 1995
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

     (viii) Form of Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Strategic Biotechnology Discovery Fund, and Franklin/Templeton Distributors, Inc.
            Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: June 12, 1997

(16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

      (i) Schedule for Computation of Performance and Quotations is Incorporated herein by reference to:
            Registrant: Franklin Tax-Advantaged U.S. Government Securities Fund
            Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
            File No. 33-11963
            Filing Date: March 1, 1995

(17)  Powers of Attorney

      (i)   Power of Attorney for Franklin Strategic Series dated December
            14, 1995
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (ii)  Power of Attorney for MidCap Growth Portfolio dated June 29, 1995
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: July 3, 1995

      (iii) Certificate of Secretary for Franklin Strategic Series dated December 14, 1995
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 6, 1996

      (iv) Certificate of Secretary for MidCap Growth portfolio dated June 29, 1995
            Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: July 3, 1995

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

      (i)   Multiple Class Plan dated October 19, 1995
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (ii) Multiple Class Plan for Franklin California Growth Fund dated June 18, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (iii) Multiple Class Plan for Franklin Global Health Care Fund dated June 18, 1996
            Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: August 7, 1996

      (iv) Multiple Class Plan for Franklin Small Cap Growth Fund dated June 18, 1996
            Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: December 11, 1996

      (v) Multiple Class Plan for Franklin Natural Resources Fund dated June 18, 1996
            Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
            File No. 33-39088
            Filing Date: December 11, 1996

(27)  Financial Data Schedule

      Not Applicable

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON COTROL WITH REGISTRANT

          None

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

   As of May 31, 1997 the number of record holders of the only classes of securities of the Registrant was as follows:

                                            Number of Record Holders
Shares of Beneficial Interest            Class I    Class II   Advisor
                                                                Class

Franklin California Growth Fund           36,184     4,324       N/A
Franklin Strategic Income Fund             1,898       N/A       N/A
Franklin MidCap Growth Fund                1,041       N/A       N/A
Franklin Global Utilities Fund            16,502       424       N/A
Franklin Small Cap Growth Fund           100,734    22,966       311
Franklin Global Health Care Fund          24,675     1,906       N/A
Franklin Natural Resources Fund            6,123       N/A       80
Franklin Blue Chip Fund                    1,017       N/A       N/A
Franklin Biotechnology Discovery Fund          0       N/A       N/A


ITEM 27   INDEMNIFICATION

    See Article III, section 7 and Article VII, section 2 of the Agreement and Declaration of Trust (Exhibit No. 7) and Article VI of the By-Laws (Exhibit No. 2), which are incorporated by reference.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a)  Franklin Advisers, Inc.

    The officers and directors of the Registrant's investment manager also serve as officers and/or directors for (1) the investment manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' investment manager (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)  Templeton Investment Counsel, Inc.

    Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Strategic Income Fund's sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Franklin Strategic Income Fund's sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Annuity Fund
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.
8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

   The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31  MANAGEMENT SERVICES

   There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

c) The Registrant hereby undertakes to file a Post-Effective Amendment on behalf of Franklin Biotechnology Discovery Fund using Financial Statements which need not be certified, within four to six months from effective date of Registrant's Registration Statement under the Securities Act of 1933.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 22nd day of August, 1997.

                                      FRANKLIN STRATEGIC SERIES
                                      (Registrant)

                                        By: RUPERT H. JOHNSON, JR., PRESIDENT
                                            Rupert H. Johnson, Jr., President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                  Principal Executive Officer and
Rupert H. Johnson, Jr.                   Trustee
                                         Dated: August 22, 1997

MARTIN L. FLANAGAN*                      Principal Financial Officer
Martin L. Flanagan                       Dated: August 22, 1997

DIOMEDES LOO-TAM*                        Principal Accounting Officer
Diomedes Loo-Tam                         Dated: August 22, 1997

FRANK H. ABBOTT, III*                    Trustee
Frank H. Abbott, III                     Dated: August 22, 1997

HARRIS J. ASHTON*                        Trustee
Harris J. Ashton                         Dated: August 22, 1997

HARMON E. BURNS*                         Trustee
Harmon E. Burns                          Dated: August 22, 1997

S. JOSEPH FORTUNATO*                     Trustee
S. Joseph Fortunato                      Dated: August 22, 1997

DAVID W. GARBELLANO*                     Trustee
David W. Garbellano                      Dated: August 22, 1997

CHARLES B. JOHNSON*                      Trustee
Charles B. Johnson                       Dated: August 22, 1997

FRANK W.T. LAHAYE*                       Trustee
Frank W.T. LaHaye                        Dated: August 22, 1997

GORDON S. MACKLIN*                       Trustee
Gordon S. Macklin                        Dated: August 22, 1997


*By /s/Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Power of Attorney previously filed)



                            FRANKLIN STRATEGIC SERIES
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                                   LOCATION

EX-99.B1(i)          Agreement and Declaration of Trust of Franklin      *
                     California 250 Growth Index Fund dated January
                     22, 1991

EX-99.B1(ii)         Certificate of Trust of Franklin California         *
                     250 Growth Index Fund dated January 22, 1991

EX-99.B1(iii)        Certificate of Amendment to the Certificate of      *
                     Trust of Franklin California 250 Growth Index
                     Fund dated November 19, 1991

EX-99.B1(iv)         Certificate of Amendment to the Certificate of      *
                     Trust of Franklin Strategic Series dated May
                     14, 1992

EX-99.B1(v)          Certificate of Amendment of Agreement and           *
                     Declaration of Trust of Franklin Strategic
                     Series dated April 18, 1995

EX-99.B2(i)          Amended and Restated By-Laws of Franklin            *
                     California 250 Growth Index Fund as of April
                     25, 1991

EX-99.B2(ii)         Amendment to By-Laws dated October 27, 1994         *

EX-99.B5(i)          Management Agreement between the Registrant,        *
                     on behalf of Franklin Global Health Care Fund,
                     Franklin Small Cap Growth Fund and Franklin
                     Natural Resources Fund, and Franklin Advisers,
                     Inc., dated February 24, 1992

EX-99.B5(ii)         Administration Agreement between the                *
                     Registrant, on behalf of Franklin MidCap Growth
                     Fund, and Franklin Advisers, Inc., dated
                     April 12, 1993

EX-99.B5(iii)        Management Agreement between the Registrant,        *
                     on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994

EX-99.B5(iv)         Subadvisory Agreement between Franklin              *
                     Advisers, Inc., on behalf of the Franklin
                     Strategic Income Fund, and Templeton
                     Investment Counsel, Inc., dated May 24, 1994

EX-99.B5(v)          Amended and Restated Management Agreement           *
                     between the Registrant, on behalf of Franklin
                     California Growth Fund, and Franklin Advisers,
                     Inc., dated July 12, 1993

EX-99.B5(vi)         Management Agreement between the Registrant,        *
                     on behalf of Franklin Blue Chip Fund, and
                     Franklin Advisers, Inc., dated February 13,
                     1996

EX-99.B5(vii)        Management Agreement between the Registrant,        *
                     on behalf of Franklin Institutional MidCap
                     Growth Fund (now known as Franklin MidCap
                     Growth Fund), and Franklin Advisers, Inc., dated January 1, 1996

EX-99.B5(viii)       Amendment dated August 1, 1995 to the               *
                     Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993

EX-99.B5(ix)         Amendment dated August 1, 1995 to the               *
                     Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, and Franklin Small Cap Growth Fund, and Franklin
                     Natural Resources Fund, and Franklin Advisers,
                     Inc., dated February 24, 1992

EX-99.B5(x)          Amendment dated August 1, 1995 to the               *
                     Management Agreement between the Registrant on behalf of Franklin Strategic Income Fund, and
                     Franklin Advisers, Inc., dated May 24, 1994

EX-99.B5(xi)         Management Agreement between the Registrant,     Attached
                     on behalf of Franklin Biotechnology Discovery
                     Fund, and Franklin Advisers, Inc., dated July
                     15, 1997

EX-99.B5(xii)        Administration Agreement between the             Attached
                     Registrant, on behalf of Franklin
                     Biotechnology Discovery Fund, and Franklin
                     Templeton Services, Inc., dated July 15, 1997

EX-99.B6(i)          Amended and Restated Distribution Agreement         *
                     between the Registrant, on behalf of all Series except Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated April 23, 1995

EX-99.B6(ii)         Amended and Restated Distribution Agreement         *
                     between the Registrant, on behalf of Franklin
                     Strategic Income Fund, and Franklin/Templeton
                     Distributors, Inc., dated March 29, 1995

EX-99.B6(iii)        Forms of Dealer Agreements between                  *
                     Franklin/Templeton Distributors, Inc., and
                     Securities Dealers

EX-99.B8(i)          Master Custody Agreement between the                *
                     Registrant and Bank of New York dated February
                     16, 1996

EX-99.B8(ii)         Terminal Link Agreement between the Registrant      *
                     and Bank of New York dated February 16, 1996

EX-99.B13(i)         Letter of Understanding dated August 20, 1991       *

EX-99.B13(ii)        Letter of Understanding dated April 12, 1995        *

EX-99.B13(iii)       Letter of Understanding dated June 5, 1995          *

EX-99.B13(iv)        Form of Letter of Understanding for Franklin        *
                     California Growth Fund dated August 30, 1996

EX-99.B13(v)         Form of Letter of Understanding for Franklin        *
                     Global Health Care Fund dated August 30, 1996

EX-99.B14(i)         Copy of Model Retirement Plan                       *

EX-99.B15(i)         Amended and Restated Distribution Plan between      *
                     the Registrant, on behalf of Franklin California
                     Growth Fund, Franklin Small Cap Growth Fund,
                     Franklin Global Health Care Fund and Franklin
                     Global Utilities Fund, and Franklin/Templeton
                     Distributors, Inc., dated July 1, 1993

EX-99.B15(ii)        Distribution Plan between the Registrant, on        *
                     behalf of Franklin Global Utilities Fund Class
                     II, and Franklin/Templeton Distributors, Inc., dated March 30, 1995

EX-99.B15(iii)       Distribution Plan pursuant to Rule 12b-1            *
                     between the Registrant, on behalf of Franklin
                     Strategic Income Fund, and Franklin/Templeton
                     Distributors, Inc., dated May 24, 1994

EX-99.B15(iv)        Distribution Plan pursuant to Rule 12b-1            *
                     between the Registrant, on behalf of the Franklin Natural Resources Fund, and
                     Franklin/Templeton Distributors, Inc., dated
                     June 1, 1995

EX-99.B15(v)         Distribution Plan pursuant to Rule 12b-1            *
                     between the Registrant, on behalf of the Franklin MidCap Growth Fund, and
                     Franklin/Templeton Distributors, Inc.,
                     dated June 1, 1996

EX-99.B15(vi)        Distribution Plan pursuant to Rule 12b-1            *
                     between the Registrant, on behalf of the Franklin Blue Chip Fund, and Franklin/Templeton
                     Distributors, Inc., dated May 28, 1996

EX-99.B15(vii)       Distribution Plan pursuant to Rule 12b-1            *
                     between the Registrant, on behalf of Franklin
                     California Growth Fund - Class II, and Franklin
                     Global Health Care Fund - Class II, and
                     Franklin/Templeton Distributors, Inc., dated
                     March 30, 1995

EX-99.B15(viii)      Form of Distribution Plan pursuant to Rule          *
                     12b-1 between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and
                     Franklin/Templeton Distributors, Inc.

EX-99.B16(i)         Schedule for Computation of Performance             *
                     Quotation

EX-99.B17(i)         Power of Attorney for Franklin Strategic            *
                     Series dated December 14, 1995

EX-99.B17(ii)        Power of Attorney for MidCap Growth Portfolio       *
                     dated June 29, 1995

EX-99.B17(iii)       Certificate of Secretary for Franklin               *
                     Strategic Series dated December 14, 1995

EX-99.B17(iv)        Certificate of Secretary for MidCap Growth          *
                     Portfolio dated June 29, 1995

EX-99.B18(i)         Multiple Class Plan dated October 19, 1995          *

EX-99.B18(ii)        Multiple Class Plan for Franklin California         *
                     Growth Fund dated June 18, 1996

EX-99.B18(iii)       Multiple Class Plan for Franklin Global Health      *
                     Care Fund dated June 18, 1996

EX-99.B18(iv)        Multiple Class Plan for Franklin Small Cap          *
                     Growth Fund dated June 18, 1996

EX-99.B18(v)         Multiple Class Plan for Franklin Natural            *
                     Resources Fund dated June 18, 1996

* Incorporated by reference